Exhibit 99.1

Pharsight Corporation Investor Presentation

November 2004

Shawn O’Connor President & CEO

Cynthia Stephens SVP & CFO

Copyright © 2004 Pharsight. All rights reserved.

Forward-Looking Statements

This presentation contains forward-looking statements related to future events or our future financial performance, including forward-looking statements regarding our competitive position, trends in customer demand, potential business growth, expansion of scope and increasing efficiency of consulting engagements, new service offerings, market conditions, future revenue growth and profitability, and revenue trends.

Forward-looking statements are inherently speculative, and actual results may differ materially from our expectations due to a variety of factors, including: timing of completion of large software installations and related revenue recognition may cause revenue and net income to fluctuate significantly in individual quarters; unpredictable fluctuations in the valuation of Pharsight’s preferred stock dividends may cause net income attributable to common stockholders in any future period to be significantly less than net income before the effect of the preferred dividend; changing economic conditions may affect the demand Pharsight expects for its products and services and may prevent the company from sustaining positive cash flow; changes in Pharsight research and development focus or operating strategies due to new market opportunities or conditions may delay the company’s growth or ability to sustain profitability or the company’s ability to sustain positive cash flow; we may be unable to sufficiently anticipate market needs and offer products and services that achieve market acceptance, we may have higher than anticipated expenses in future quarters; and other risks disclosed under the caption “Risk Factors” in Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on November 12, 2004. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Pharsight® is…

Delivering breakthrough improvement in the clinical drug development process to pharmaceutical companies, by accelerating client product time-to-market and improving client development efficiencies

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Our Market Opportunity: Drug Development Cost and Timeline

Research
$25 Billion[1]

- High throughput screening
- Combinatorial chemistry
- Genomics
- Rational drug design

Significant Productivity Increase and Investment

Clinical Development
$48 Billion[1]

- Long, risky and complex process
- Of 5,000 screened compounds, 250 enter preclinical testing, 5 enter clinical testing, 1 is approved by FDA[2]
- Avg cost to develop new drug $802M[2]
- Only 3 out of 10 drugs produce revenues that match or exceed R&D costs[2]

Productivity Continues To Decline

[1] 2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003
[2] PhRMA 2003 Industry Profile, March 2003

Copyright © 2004 Pharsight. All rights reserved.
CONFIDENTIAL
Pharsight

Profile

Background

Founded 1995; IPO August 2000

Headquarters - Mountain View, CA

East Coast Office - Cary, NC

Headcount - approx 80

US, Europe, Australia and Japan

OTCBB: PHST

Business and Products

Unique provider of strategic scientific consulting and decision analysis delivering significant impact to customers’ clinical development process

Market leading provider of data repository and report automation tools (PKSTM Suite) and PK/PD data analysis software (WinNonlin®)

Opportunity to leverage and accelerate use of scientific methodology through new software application—Drug Model ExplorerTM (“DMXTM“)

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Executive Team

Shawn O'Connor	President & Chief Executive Officer QRS, Diasonics Ultrasound, Peat Marwick
Cynthia Stephens	SVP & Chief Financial Officer Rainmaker Systems, Calico, Quiver, Infoseek/ The Walt Disney Company
Mark Robillard	SVP Software Products Business Unit EMAX Solutions, VWR Scientific Products
Mona Sowiski	SVP Drug Development Consulting Services Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt
Daniel Weiner, PhD	SVP Business Development IVAX, Merrell Dow, Syntex, Quintiles
William Gillespie, PhD	VP & Lead Scientist, Consulting Services, East Coast GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy
Greg Lee, PhD	VP Research & Development Sunrise Test Systems, Weitek, Schlumberger
Nancy Risch	VP Global Sales BBN Corporation, Interleaf, GE, Wang
Russ Wada, PhD	VP Consulting Services, West Coast and Japan Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW
Rene Bruno, PhD	Managing Director, Consulting Services, Europe Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2004 Pharsight. All rights reserved.
CONFIDENTIAL Pharsight

Software Products

Copyright © 2004 Pharsight. All rights reserved.

Key Software Offerings

WinNonLin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Key Benefits

Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions

Increases productivity in modeling, analysis and reporting activities

Potential Growth Drivers

Maintain market share with subscription model

Provide upgrade path to support incremental revenue opportunity

Sales Model

Annual subscription fee

ASP $3,000 - $6,500 per seat

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Key Software Offerings

Trial Simulator™ (“TS2™”)

Software-Based Clinical Trial Design & Simulation

Key Benefits

Minimize risk of trial design

Formalize assumptions

Quantify uncertainty & Lower costs of clinical trials

Growth Drivers

Increase interoperability with other Pharsight tools

Sales Model

Annual subscription fee

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Key Software Offerings

Pharsight Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Key Benefits

Dramatically improves data management and data access

Increases productivity in analysis and reporting tasks

Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

Potential Growth Drivers

Leverage installed base of clients

Optimize adoption pattern of industry

Expand utility and seat requirements for application

Sales Model

Subscription and perpetual license model

Deployment services, customization/automation

Post-contract maintenance & support

Average contract size $500K

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Key Software Offerings

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Introduced in fiscal 2004 Key Benefits

Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space

Potential Growth Drivers

Expand client base of early adopters

Expand utility and footprint of application

Sales Model

Annual subscription fee

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Software Products Market Acceptance

Over 900 customers (FY2004)

All top 20 Pharma apply our computer-assisted drug development software products Our software applications are licensed for use on more than 2,900 researcher desktops 3 of the top 10 Pharma are early adopters of our new

DMXTM product

Importance of DMXTM mentioned by 1 large client at recent FDA/DIAS workshop and AAPS

4 of the top 10 Pharma are PKSTM customers

7 of the top 20 Pharma

14 PKSTM customers to-date

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Copyright © 2004 Pharsight. All rights reserved.

Drug Development Consulting Methodology

A formal, quantitative, model-based decision-making method

Increase drug development productivity

Decrease late stage attrition

Decrease time-to-market

Increase # of drugs reaching market/$ invested

Improve clinical quality and commercial performance of final product

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Models: The Foundation

The foundation of the Pharsight Integrated Decision Process is science-based modeling

Drug-Disease Models

Trial Models

Predictive Market Models

Dynamic Financial Models

Pharmacological models

Literature Clinical Data

PK/PD Simulation Model

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Annual Cash Flow (2001 $M)

900 800 700 600 500 400 300 200 100 0-100

10th-90th %ile range

2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020

Drug Development Consulting Services Offerings

LEVEL OF INTEGRATION AND

POTENTIAL IMPACT

Preclinical

Candidate prioritization, selection & preparation for first-in-man/proof-of-concept

Early Phase

(I/IIa)

Proof-of-concept strategy Dose-finding strategy First-in-man dose Biomarker trial design Dose-ranging trial design

Late Phase

(IIb/III)

Go/no-go decision support Pivotal registration trial design

Post-Approval

Life-cycle management

Phase IIIb/IV strategy Competitive positioning

Label expansion strategy

Scaling (competitors, analogues) Clinical utility index analysis Adaptive trial and program design

Product profile assessment Dose justification and optimization

Support in-licensing and out-licensing decisions

Novel Technology: Drug Model Explorer

(integrated w/services)

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

FORBES ASAP | October 7, 2002

Aventis turned to a computer model from a small company named Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “We stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.” Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas Aventis Chief Scientific Officer and

Executive VP of Drug Innovation and Approval

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services Potential Growth Drivers

Increased acceptance of modeling and simulation as an alternative to clinical trial results in Pharma’s development cycle

Migration from one-off projects to systematic application within portfolio

Expanding scope and increasing efficiency of consulting engagements Broaden services offering

Ability to recruit and retain skilled scientific staff to support client demand

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services: Market Acceptance

25 of top 50 Pharma have utilized our strategic consulting services All 5 of the top 5 Pharma have utilized our services

Average duration of client relationships – 4 years

9 of the top 10 Pharma have utilized our services

Average duration of client relationships – 3 years

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Financial Overview

Copyright © 2004 Pharsight. All rights reserved.

FY04 Accomplishments FY05 Objectives

Fiscal Year 2004 Results

Positive revenue momentum

Y-Y revenue growth of 27%

Effected operating efficiencies

Y-Y reductions in operating loss of 84%

Achieved profitability in Q4

Achieved positive annual operating cash flow

Introduced new product offering (DMX)

Fiscal Year 2005 Objectives

Continued revenue growth of

27%-30% Y/Y

Profitability

Full year net income (5-10% of revenue)

Excluding impact of preferred stock dividends

Expansion of DMX capabilities

Additional new product development

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

First Half (1H) FY05 Accomplishments

Progress against FY05 Objectives

Continued revenue growth of 27%-30% Y/Y

Q2 FY05 26% Y/Y Growth

1H FY05 31% Y/Y Growth

Profitability

1H FY05 profitability

Expansion of DMX capabilities

Expansion by Top 5 Pharma of DMX across multiple therapeutic areas

Continuing focus on new product development

Return of Daniel Weiner, PhD as SVP of Business Development, focusing on product and services strategy and planning

Addition of Robert Leary, PhD as Principal Software Engineer, focusing on modeling and simulation engine development

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Summary Statement of Operations - Y/Y Q2 & 1H FY2005

(‘000s except per share data)

Q2 FY05

Q2 FY04

1H FY05

1H FY04

Revenues $ 5,072 $ 4,017 $ 10,106 $ 7,744 Cost of revenues 1,814 1,714 3,658 3,552 Gross profit 3,258 2,303 6,448 4,192 Operating expenses 2,771 2,799 5,827 6,010

Income (loss) from operations 487 (496) 621 (1,818)

Net income (loss) 421 (595) 515 (1,978)

Net income (loss) attributable to common stockholders 276 (984) 195 (2,608)

EPS (common), basic & diluted $ 0.01 $ (0.05) $ 0.01 $ (0.14)

WASO—basic 19,087 19,050 19,073 19,048

WASO—diluted 20,674 19,050 20,914 19,048

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Summary Operating Results by Segment – Y/Y Q2 & 1H FY2005

(‘000s)

Q2 FY05

Q2 FY04

1H FY05

1H FY04

SOFTWARE PRODUCTS $ % $ % $ % $ % Revenues $2,508 100% $2,180 100% $5,156 100% $3,961 100% Cost of revenues 439 18% 465 21% 846 16% 944 24% Gross profit 2,069 82% 1,715 79% 4,310 84% 3,017 76%

Income (loss) from operations 251 10% (129) -6% 502 10% (825) -21%

STRATEGIC CONSULTING SERVICES

Revenues $2,564 100% $1,837 100% $4,950 100% $3,783 100% Cost of revenues 1,375 54% 1,249 68% 2,812 57% 2,608 69% Gross profit 1,189 46% 588 32% 2,138 43% 1,175 31%

Income (loss) from operations 236 9% (311) -17% 119 2% (821) -22%

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Summary Balance Sheet September 30, 2004

March 31, 2004

June 30, 2004

Sept 30, 2004

(‘000s)

ASSETS

Cash & Cash Equivalents $ 10,027 $ 8,463 $ 7,780 Accounts Receivable, Net 3,770 4,376 4,806 Total Current Assets 14,517 13,437 13,358 Total Assets 15,294 14,099 13,915

LIABILITIES & STOCKHOLDERS’ DEFICIT

A/P & Accrued Expenses $ 1,957 $ 2,518 $ 2,483 Deferred Revenue—Short Term 7,987 7,905 7,170 Notes Payable & Capital Leases 1,930 1,912 1,875 Total Current Liabilities 12,435 11,774 11,528

Deferred Revenue—Long Term 516 180 163 Notes Payable—Long Term 1,094 875 656

Redeemable Conv Pref Stock 6,164 6,266 6,266 Stockholders Deficit (4,915) (4,996) (4,698) Total Liabilities & S/H Deficit 15,294 14,099 13,915

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Equity Structure

(All share data as of September 30, 2004)

Common Shares O/S: 19,103,957 Preferred Shares O/S: 1,869,085

Series A 1,814,662 / Series B 54,423

Common Equivalent Shares (as converted): 26,580,297 PIPE Financing 6/02 and 9/02 = $7.5M

1,814,662 Units Series A redeemable convertible stock + warrants

Preferred conversion ratio 1:4

Warrants exercisable for 1 share common @ $1.15

Dividend rights: 8%/annum cash or Series B shares

Conversion:

Automatically upon consent of 75% of preferred holders, or

Upon close of public offering of at least $3.006 per share and proceeds of $40M

Redemption:

At election of at least 75% of preferred holders (or at Pharsight’s option) after 5th anniversary of initial issuance at $4.008 per share

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Quarterly Revenues

(‘000s)

Software Products Strategic Consulting $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

First Half Annual Revenue Trend

(‘000s)

Software Products Strategic Consulting $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0

1H FY03 1H FY04 1H FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Quarterly Gross Profit

(Percentage of Segment Revenues)

Strategic Consulting Software Products

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Sequential Profitability

(‘000s) $5,500 $5,300 $5,100 $4,900 $4,700 $4,500 $4,300 $4,100 $3,900 $3,700 $3,500

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05

Profitability achieved Q4 FY04

Revenues Costs & Expenses

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Summary

Current Pharma Market Trends… Continuing Pharsight Investment in Revenue Optimization & Product Development… Increased Financial Stability Achieved in FY04…

And Continued Positive Momentum Demonstrated in 1H FY05…

All Support Our Drive Towards

Sustainable Growth and Profitability in FY05 We Reiterate Our FY05 Guidance

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Appendix:

Drug Development Consulting Services—Case Studies

Copyright © 2004 Pharsight. All rights reserved.

Drug Development Consulting Services

Case Study: Trial Design Optimization/Label Expansion Strategy

Critical Business Issue

Exploration of new indication for flagship product franchise

Approach & Technologies Utilized

Predictive modeling of key clinical measures using literature, public data and customer study data

Optimized trial design using Trial Simulator

Results

Optimized study design (dose-arms, trial duration) based on predicted likelihood of positive result

Impact

Estimated savings of 25% in direct clinical costs on multi-million dollar trial, plus substantial time-to-market savings

Trial was success as predicted; FDA Advisory Committee recommended approval for new indication

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Case Study: Trial Design Optimization/Phase II Go/No-Go Decision

Critical Business Issue

Optimal Phase II proof-of-concept trial design for novel treatment

Approach & Technologies Utilized

Drug-disease models developed from available Phase I data and public literature for competing treatments

Alternate trial designs explored via simulation to predict significant drug effect; optimal design selected and success criteria defined for making conclusive ‘go/no go’ decision

Results

Trial conducted based on smaller, more efficient design

Results failed to meet success criteria; development was terminated early

Impact

Early attrition: $1.4-$3.8 million estimated savings in direct trial costs, plus earlier redeployment of project team to new programs

Novel design yielded no go decision 8-12 months earlier than traditional development strategy

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Case Study: Use of Drug Model Explorer (DMX) to Support Program Strategy & Decision Making

Critical Business Issue

For new compound in core franchise, evaluation of product attributes and positioning as mono/combination-therapy

Approach & Technologies Utilized

Modeled dose-response for multiple endpoints, evaluated safety and efficacy tradeoffs in competitive landscape

Model insights made available via DMX; predictive models and DMX were rapidly updated to incorporate new clinical study results

Results

DMX used in ‘real-time’ decision-making environment to build team consensus, rapidly answer what-if questions, and support dose selection

Impact

Supported critical question of product viability and competitive positioning through optimal dose selection balancing safety and efficacy

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Case Study: Go/No-Go Decision

Critical Business Issue

Product positioning vs. first-generation competitor

Approach & Technologies Utilized

Predictive treatment response-models linked with quantitative framework (Clinical Utility Index) to provide integrated metric of clinical benefit vs. competitor on key safety/efficacy attributes

Results

Failure to demonstrate equivalent clinical utility vs. competitor at all doses examined

Impact

Further development was halted, saving an estimated $50M-$100M in development costs

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Notices

Proprietary Notice

All contents Copyright ©2004 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation. WinNonLin® and Pharsight® are registered trademarks of Pharsight Corporation. Pharsight Knowledgebase ServerTM, PKSTM, PKSTM Reporter, Drug Model Explorer, DMXTM, Trial SimulatorTM and TSTM are trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL